UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 25, 2016
HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
After ongoing consultation with the Board of Directors (the “Board”) of HealthSouth Corporation (“HealthSouth” or the “Company”) as part of its succession plan in development for some time, on October 25, 2016, Mr. Jay Grinney, age 65, notified the Company that he intends to retire as President and Chief Executive Officer effective December 31, 2016. In accordance with the succession plan, the Board has unanimously elected Mr. Mark J. Tarr to serve as President and Chief Executive Officer upon Mr. Grinney’s retirement. Additionally, at the time of his retirement, Mr. Grinney intends to step down from the Board. The Board voted to appoint Mr. Tarr to fill the to-be-vacated seat. Following his retirement, Mr. Grinney will serve in a consulting role with the Company until March 31, 2017.
Mr. Tarr, age 55, has held a number of leadership positions with HealthSouth during his 23-year career with the Company. Mr. Tarr was named Executive Vice President and Chief Operating Officer on February 24, 2011, having served as Executive Vice President of Operations since October 1, 2007 and as President of the Inpatient Division from 2004 to 2007. Mr. Tarr serves on the boards of directors of the Federation of American Hospitals and the American Medical Rehabilitation Providers Association.
With the promotion of Mr. Tarr, the Board has elected Ms. Barb Jacobsmeyer, the current President of the Company’s Central Region, to serve as Executive Vice President of Operations effective January 1, 2017. Ms. Jacobsmeyer joined HealthSouth in April 30, 2007 as the Chief Executive Officer of the Rehabilitation Institute of St. Louis. In 2010, she was promoted to Regional Vice President, and in 2012, she was promoted again to her current role as Regional President.
On October 27, 2016, the Company issued a press release announcing the retirement of Mr. Grinney and the appointment of Mr. Tarr as President and Chief Executive Officer and Ms. Jacobsmeyer as Executive Vice President of Operations, a copy of which is attached hereto as Exhibit 99.1.
The Company has not entered into a written employment agreement with either Mr. Tarr or Ms. Jacobsmeyer.
On October 27, 2016, the Board, or its compensation committee in the case of Ms. Jacobsmeyer, has approved the following compensation arrangements effective as of January 1, 2017:

	Title	Annual Base Salary	Annual Cash Incentive Opportunity	Long-Term Equity Incentive Opportunity
Mark Tarr	President and Chief Executive Officer	$900,000	100% of base	$2,700,000
Barb Jacobsmeyer	Executive Vice President of Operations	$450,000	70% of base	150% of base
Additionally, it is expected that Mr. Tarr and Ms. Jacobsmeyer will participate in the executive severance and change in control benefits plans under the same terms their respective predecessors did, as discussed in more detail in the Executive Compensation section of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2016 (the “2016 Proxy”). Otherwise, the structure of the incentive awards and other benefits are expected to be subject to substantially the same terms and conditions as the Company’s other executive officers, which are also discussed in more detail in the 2016 Proxy.

In connection with the implementation of the succession plan and in recognition of expanded responsibilities, Mr. Douglas E. Coltharp, Executive Vice President and Chief Financial Officer, will receive on October 28, 2016 retention incentive grants of nonqualified stock options and shares of time-based restricted stock. The number of shares underlying the restricted stock grant will be determined by dividing $500,000 by the average closing price of the Company’s common stock over the 20 trading days preceding that date. The number of shares underlying the stock option grant will be determined by dividing $500,000 by the Black-Scholes option-pricing value as of the grant date. The stock options will have an exercise price equal to the closing price on the grant date and expire on the tenth anniversary of the grant date. The stock options and restricted stock will vest on the third anniversary of the grant date. The Board also approved the following changes to Mr. Coltharp’s annual compensation effective as of January 1, 2017:

	Title	Annual Base Salary	Annual Cash Incentive Opportunity	Long-Term Equity Incentive Opportunity
Douglas Coltharp	Executive Vice President and Chief Financial Officer	$700,000	85% of base	200% of base
Forward-Looking Statements

Statements contained in this Form 8-K which are not historical facts, such as the pending leadership changes, are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such forward-looking statements speak only as of the date hereof, and HealthSouth undertakes no duty to publicly update or revise such information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events to differ materially from those anticipated by HealthSouth include, but are not limited to, any adverse outcome of various lawsuits, claims, and legal or regulatory proceedings that may be brought by or against HealthSouth; the ability to successfully integrate acquisitions; changes in the regulation of the healthcare industry broadly or the inpatient rehabilitation, home health and hospice areas specifically at either or both of the federal and state levels; competitive pressures in the healthcare industry broadly or the inpatient rehabilitation, home health and hospice areas specifically and HealthSouth’s response thereto; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of HealthSouth’s information systems, including the unauthorized access to or theft of patient, business associate, or other sensitive information or inability to provide patient care because of system unavailability as well as unforeseen issues, if any, related to integration of Encompass’ systems; changes, delays in (including in connection with resolution of Medicare payment reviews or appeals), or suspension of reimbursement for HealthSouth’s services by governmental or private payors; the ability to attract and retain key management personnel, including as a part of executive management succession planning; general conditions in the economy and capital markets; and other factors which may be identified from time to time in HealthSouth’s SEC filings and other public announcements, including HealthSouth’s Form 10‑K for the year ended December 31, 2015 and Form 10-Q for the quarters ended March 31, 2016 and June 30, 2016.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

99.1	Press release of HealthSouth Corporation, dated October 27, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 HEALTHSOUTH CORPORATION

By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: October 27, 2016